THIRD AVENUE VARIABLE SERIES TRUST
FIRST QUARTER REPORT
March 31, 2026
THIRD AVENUE VALUE PORTFOLIO
Third Avenue Value Portfolio (the “Portfolio”) is distributed by Foreside Fund Services, LLC. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus of the Portfolio.

Third Avenue Variable Series Trust

Third Avenue Value Portfolio Portfolio of Investments
March 31, 2026 (Unaudited)
Shares	Security†	Value
Common Stocks - 90.27%
	Automotive - 9.81%
41,539	Bayerische Motoren Werke AG (Germany)	$3,842,637
104,341	Harley-Davidson, Inc.	2,109,775
194,400	Subaru Corp. (Japan)	3,132,054
		9,084,466
	Banks - 5.10%
149,029	Bank of Ireland Group PLC (Ireland)	2,703,869
381,160	Close Brothers Group PLC (United Kingdom) (a)	2,021,041
		4,724,910
	Brokerages & Exchanges - 1.13%
491,762	Bolsa Mexicana de Valores S.A.B. de C.V. (Mexico)	1,046,740
	Building Products - 9.74%
41,527	Boise Cascade Co.	3,149,823
55,282	Buzzi SpA (Italy)	2,794,892
134,996	Interfor Corp. (Canada) (a)	984,983
92,900	Taiheiyo Cement Corp. (Japan)	2,093,347
		9,023,045
	Capital Equipment - 5.35%
20,000	Horiba, Ltd. (Japan)	2,339,126
70,100	Jeol, Ltd. (Japan)	2,610,954
		4,950,080
	Commercial Services - 1.83%
66,687	Robert Half, Inc.	1,693,850
	Consumer Products - 1.55%
51,810	Misto Holdings Corp. (South Korea)	1,432,546
	Diversified Holding Companies - 8.91%
94,300	Ayala Corp. (Philippines)	788,293
414,326	CK Hutchison Holdings, Ltd. (Hong Kong)	3,180,377
100,600	Jardine Cycle & Carriage, Ltd. (Singapore)	2,718,308
335,888	Quinenco S.A. (Chile)	1,564,740
		8,251,718
	Energy - Refining & Marketing - 3.90%
652,660	Ultrapar Participacoes S.A. (Brazil)	3,609,894
	Insurance - 2.21%
367,439	Conduit Holdings, Ltd. (Bermuda)	2,045,538
	Materials/Diversified Chemicals - 2.64%
80,500	OSAKA Titanium Technologies Co., Ltd. (Japan)	1,308,380
10,606	Rogers Corp. (a)	1,138,342
		2,446,722
Shares	Security†	Value

	Media - 1.66%
4,172,346	S4 Capital PLC (United Kingdom)	$1,535,260
	Metals & Mining - 9.86%
350,228	Capstone Copper Corp. (Canada) (a)	2,640,998
149,295	Lundin Mining Corp. (Canada)	3,722,984
29,649	Warrior Met Coal, Inc.	2,761,804
		9,125,786
	Non-U.S. Real Estate Operating Companies - 1.99%
3,489,800	Genting Singapore, Ltd. (Singapore)	1,841,796
	Oil & Gas Production & Services - 17.44%
889,520	Harbour Energy PLC (United Kingdom)	3,537,122
95,959	Subsea 7, S.A. (United Kingdom)	2,972,689
66,760	Tidewater, Inc. (a)	5,577,798
41,436	Valaris, Ltd. (a)	4,062,385
		16,149,994
	Transportation & Logistics - 7.15%
28,328,967	Cia Sud Americana de Vapores S.A. (Chile)	1,483,336
439,199	easyJet PLC (United Kingdom)	2,043,513
57,300	PALTAC Corp. (Japan)	1,757,951
1,317,848	TS Lines, Ltd. (Hong Kong)	1,339,495
		6,624,295
	Total Common Stocks (Cost $69,569,302)	83,586,640

Short-Term Investments - 8.66%
8,015,888	Dreyfus Treasury Securities Cash Management, Institutional Shares, 3.530% (b)	8,015,888
	Total Short-Term Investments (Cost $8,015,888)	8,015,888

	Total Investment Portfolio - 98.93%
	(Cost $77,585,190)	91,602,528
	Other Assets less Liabilities - 1.07%	992,228
	NET ASSETS - 100.00% (Applicable to 3,445,987 shares outstanding)	$92,594,756
	NET ASSET VALUE PER SHARE	$26.87

Notes:
(a)	Non-income producing security.
(b)	Rate disclosed represents 30-day yield at March 31, 2026.
†	U.S. issuer unless otherwise noted.

See accompanying Notes to the Quarterly Portfolio of Investments.

Third Avenue Variable Series Trust

Third Avenue Value Portfolio Notes to the Quarterly Portfolio of Investments
March 31, 2026 (Unaudited)
Security valuation:
The Portfolio’s equity securities listed on an exchange market system will generally be valued at the last sale price. Equity securities traded in the over-the-counter market are valued at their closing sale or official closing price. If there were no transactions on that day, securities traded principally on an exchange will be valued at the mean of the last bid and ask prices prior to the market close. Prices for equity securities normally are supplied by an independent pricing service approved by the Trust's Board of Trustees (“Board of Trustees”). Fixed income securities are valued based on market quotations, which are furnished by an independent pricing service. Fixed income securities having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. Any assets held by the Portfolio that are denominated in foreign currencies are valued daily in U.S. dollars at the foreign currency exchange rates that are prevailing at the time that the Portfolio determines the daily NAV per share. Foreign securities may trade on weekends or other days when the Portfolio does not calculate NAV. As a result, the market value of these investments may change on days when you cannot buy or sell shares of the Portfolio.
Securities that do not have a readily available current market value or that have been subject to a significant event occurring between the time of the last sales price and the close of the New York Stock Exchange (the “Exchange”) are valued in good faith by the Adviser as “valuation designee” under the oversight of the Trust's Board of Trustees. The Adviser has adopted written policies and procedures for valuing securities and other assets in circumstances where market quotes are not readily available. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the adopted valuation methods, the value of the security or asset will be determined in good faith by the Adviser pursuant to the policies and procedures. On a quarterly basis, the Adviser's fair valuation determinations will be reviewed by the Trust’s Board of Trustees. The Adviser’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing. However, fair values determined pursuant to the Adviser’s policies and procedures may not accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing.
Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/asked information, broker quotes), including where events occur after the close of the relevant market, but prior to the close of the Exchange, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, an exchange or market on which a security trades does not open for trading for the entire day and no other market prices are available.
Securities listed on certain non-U.S exchanges that close at a substantially earlier time than the Exchange (such as most European or Asian exchanges) are fair valued daily by an independent fair value pricing service approved by the Board of Trustees. The fair valuations for these securities may not be the same as quoted or published prices of the securities on their primary markets and are categorized as Level 2, as defined below. Securities for which daily fair value prices from the independent fair value pricing service are not available are generally valued at the last quoted sale price at the close of an exchange on which the security is traded. If there were no transactions on that day, securities traded principally on an exchange will be valued at the mean of the last bid and ask prices prior to the market close. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of the close of regular trading on the Exchange, as provided by an independent pricing service approved by the Board of Trustees.
In addition to utilizing an independent fair value pricing service for securities listed on certain non-U.S. exchanges as described above, the Portfolio may fair value foreign securities if significant events that appear likely to affect the value of those securities occur between the time a foreign exchange closes and the time that the Portfolio prices its shares. Significant events may include: (i) events impacting a single issuer, (ii) governmental actions that affect securities in one sector or country, (iii) natural disasters or armed conflict, or (iv) significant domestic or foreign market fluctuations. The Board of Trustees has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.
Fair value measurements:
In accordance with the Financial Accounting Standards Board Accounting Standards Codification (FASB ASC) 820-10, Fair Value Measurements and Disclosures, the Portfolio discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. Fair value is defined as the price that the Portfolio would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurement) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). The three levels of the fair value hierarchy are as follows:
•	Level 1 - Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Portfolio has the ability to access at the measurement date;

Third Avenue Variable Series Trust

Third Avenue Value Portfolio Notes to the Quarterly Portfolio of Investments (concluded)
March 31, 2026 (Unaudited)
•	Level 2 - Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active; and
•	Level 3 - Significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)
A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Portfolio. The Portfolio considers observable data to be market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.
The Portfolio uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.
The following is a summary by level of inputs used to value the Portfolio’s investments as of March 31, 2026:
Assets	Total Value at 3/31/26	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs^	Level 3 Significant Unobservable Inputs
Common Stocks:
Automotive	$ 9,084,466	$ 2,109,775	$ 6,974,691	$ —
Banks	4,724,910	2,021,041	2,703,869	—
Brokerages & Exchanges	1,046,740	1,046,740	—	—
Building Products	9,023,045	4,134,806	4,888,239	—
Capital Equipment	4,950,080	—	4,950,080	—
Commercial Services	1,693,850	1,693,850	—	—
Consumer Products	1,432,546	—	1,432,546	—
Diversified Holding Companies	8,251,718	1,564,740	6,686,978	—
Energy - Refining & Marketing	3,609,894	3,609,894	—	—
Insurance	2,045,538	—	2,045,538	—
Materials/Diversified Chemicals	2,446,722	1,138,342	1,308,380	—
Media	1,535,260	1,535,260	—	—
Metals & Mining	9,125,786	9,125,786	—	—
Non-U.S. Real Estate Operating Companies	1,841,796	—	1,841,796	—
Oil & Gas Production & Services	16,149,994	9,640,183	6,509,811	—
Transportation & Logistics	6,624,295	2,822,831	3,801,464	—
Total Common Stocks	83,586,640	40,443,248	43,143,392	—

Short-Term Investments:	8,015,888	8,015,888	—	—
Total Short-Term Investments	8,015,888	8,015,888	—	—

Total Value of Investments	$91,602,528	$48,459,136	$43,143,392	$—

^	Common stock securities categorized as Level 2 consist solely of securities listed on certain non-U.S. exchanges that close at a substantially earlier time than the Exchange (such as most European or Asian exchanges) that are fair valued daily by an independent fair value pricing service approved by the Board of Trustees.
For fair valuations using significant unobservable inputs, U.S. GAAP requires the Portfolio to present a reconciliation of the beginning to ending balances for reported market values that present changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. A reconciliation of Level 3 investments is presented only when the Portfolio had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for all transfers in and out of Level 3 are disclosed when the Portfolio had an amount of total transfers in or out of Level 3 during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.
For the period ended March 31, 2026, there were no transfers in or out of Level 3.
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